SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

July 18, 2016

Date of Report (Date of Earliest Event Reported)

PMX Communities, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	000-53974	80-0433114
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2700 North Military Trail #130
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 210-5349

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K, as filed on July 21, 2016, is being filed solely to correct the Company's address.  No other changes have been made to the document.

Item 8.01 – Other Events

On July 18, 2016, the Board of Directors resolved to increase the number of shares available for issuance through the 2011 stock awards plan from 10,000,000 common shares to 17,700,000 common shares.

Item 9.01 – Exhibits

Exhibit 99.1 – PMX stock awards plan, as amended July 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PMX Communities, Inc.

By:      /s/ Lindsey R. Perry, Jr.

Lindsey R. Perry, Jr.

Chief Executive Officer

Chief Financial Officer

Dated:  July 21, 2016